UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 16, 2016 (June 13, 2016)

Republic Services, Inc.

(Exact name of registrant as specified in charter)

Delaware	1-14267	65-0716904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18500 North Allied Way Phoenix, Arizona		85054
(Address of principal executive offices)		(Zip Code)

(480) 627-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.	3

Item 7.01. Regulation FD Disclosure	3

Item 9.01. Financial Statements and Exhibits	3

SIGNATURES	4

Exhibit 99.1

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Republic Services, Inc. (“Republic” or the “Company”) announced today that Michael P. Rissman, the Company’s executive vice president, chief legal officer, and corporate secretary, who is currently on a leave of absence, is leaving the Company effective immediately.

Mr. Slager, the Company’s President and Chief Executive Officer, stated, “Mike Rissman has added tremendous value to our company through his counsel and commitment to legal and environmental excellence and compliance.”

The Company also announced today that Catharine D. Ellingsen has been named executive vice president, chief legal officer, and corporate secretary. Previously, she had served as general counsel during Mr. Rissman’s absence. Ms. Ellingsen joined Allied Waste Industries, Inc. (“Allied”) as corporate counsel in August 2001 and has experience in a variety of progressively more responsible roles. She was named managing corporate counsel in January 2003, director, legal and associate general counsel in January 2005, and vice president and deputy general counsel in June 2007. Ms. Ellingsen continued as vice president and deputy general counsel at Republic following the Allied acquisition in December 2008. She was then named senior vice president, human resources in August 2011 and served in that position until June 2016. Before joining Allied, Ms. Ellingsen was an attorney at Steptoe & Johnson LLP from 1996 to 2001 and at Bryan Cave LLP from 1993 to 1996.

The Company today issued a press release announcing Ms. Ellingsen’s appointment. See Item 7.01.

Item 7.01	Regulation FD Disclosure.

A press release announcing Ms. Ellingsen’s appointment is attached as Exhibit 99.1 to this Form 8-K.

This information (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Item 7.01 of this Form 8-K will not be deemed an admission as to the materiality of any information in this Item 7.01 that is required to be disclosed solely by Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 16, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2016

REPUBLIC SERVICES, INC.

By:	/s/ W. T. Eggleston, Jr.
W. T. Eggleston, Jr.
Vice President and Assistant Secretary

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